Exhibit 32.2

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Paul Rainey, Chief Financial Officer and Treasurer of Global Eagle Entertainment Inc. (the “Company”) certify that, to the best of my knowledge:

(1)
the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2017	/s/ PAUL RAINEY
Paul Rainey
Chief Financial Officer and Treasurer
(Principal Financial Officer and Duly Authorized Officer)